COMMITMENT INCREASE AGREEMENT

THIS COMMITMENT INCREASE AGREEMENT dated as of October 11, 2012 (this “Agreement”) by and among EURONET WORLDWIDE, INC., a Delaware corporation (“EWI”), and the Subsidiaries and Affiliates identified on the signature pages, as Borrowers under the Master Revolving Commitments, the Guarantors identified on the signature pages, the Incremental Commitment Lenders identified on the signature pages, and BANK OF AMERICA, N.A., as Administrative Agent.

W I T N E S S E T H

WHEREAS, a $355 million revolving credit and term loan credit facility was established pursuant to that Amended and Restated Credit Agreement dated as of August 18, 2011 (as amended and modified, the “Credit Agreement”) among EWI and certain subsidiaries identified therein, as Borrowers, the subsidiaries and affiliates identified therein, as Guarantors, the Lenders identified therein and Bank of America, N.A., as Administrative Agent;

WHEREAS, EWI has requested the establishment of additional commitments under the Master Revolving Commitments, and the Revolving Commitments thereunder, as “Incremental Credit Facilities” pursuant to the “accordion” provisions of Section 2.01(f) therein;

WHEREAS, the Lenders party to this Agreement have agreed to provide the Incremental Credit Facilities on the terms and conditions provided herein;

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.    Definitions. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement. Section references are to sections and subsections in the Credit Agreement.

Section 2.    Establishment of Incremental Credit Facilities. Subject to the terms and conditions provided herein, the following Incremental Facilities are hereby established and the Credit Agreement is modified in the following respects.

2.1    Increase in Master Revolving Commitments and Revolving Commitments Thereunder. The Master Revolving Commitments which include the Australian Revolving Commitments, the USD Revolving Commitments and the European Revolving Commitments, are increased under Section 2.01(f) as shown below:

	Before Giving Effect to Increase	Amount of Increase	After Giving Effect to Increase
Master Revolving Commitments	$265,000,000	$125,000,000	$390,000,000
USD Revolving Commitments	$265,000,000	$125,000,000	$390,000,000
European Revolving Commitments	$257,500,000	$125,000,000	$382,500,000
Australian Revolving Commitments	$242,500,000	$122,500,000	$365,000,000

Schedule 2.01 (Lenders and Commitments) is amended to reflect establishment of the incremental commitments as attached.

The India Revolving Commitments which are not part of the Master Revolving Commitments are not affected by this Agreement.

2.2    In Section 1.01 (Defined Terms) the following terms are added or amended and modified as follows:

“Aggregate Master Revolving Committed Amount” means an amount equal to the Aggregate USD Revolving Committed Amount. The Aggregate Master Revolving Committed Amount on the Modification Effective Date is Three Hundred Ninety Million Dollars ($390,000,000).

“Modification Effective Date” means the date of the Commitment Increase Agreement dated as of October __, 2012.

2.3    The following defined terms are also amended and modified as follows:

The “Aggregate USD Revolving Committed Amount” as referenced and defined in Section 2.01(a)(i) is increased by One Hundred Twenty-Five Million Dollars ($125,000,000) from “Two Hundred Sixty-Five Million Dollars ($265,000,000)” to “Three Hundred NINETY Million Dollars ($390,000,000)”.

The “Aggregate European Revolving Committed Amount” as referenced and defined in Section 2.01(b)(i) is increased by One Hundred Twenty-Five Million Dollars ($125,000,000) from “Two Hundred FIFTY-SEVEN Million FIVE HUNDRED THOUSAND Dollars ($257,500,000)” to “Three Hundred EIGHTY-TWO Million FIVE HUNDRED THOUSAND Dollars ($382,500,000)”.

The “Aggregate Australian Revolving Committed Amount” as referenced and defined in Section 2.01(c)(i) is increased by One Hundred Twenty-Two Million Five Hundred Thousand Dollars ($122,500,000) from “Two Hundred forty-two Million FIVE HUNDRED THOUSAND Dollars ($242,500,000)” to “Three Hundred SIXTY-FIVE Million Dollars ($365,000,000)”.

2.4    After giving effect to this Agreement and establishment of the incremental commitments hereunder, the aggregate amount of incremental loans and commitments that may be established under Section 2.01(f)(i) will be reduced by One Hundred Twenty-Five Million Dollars ($125,000,000) from Two Hundred Five Million Dollars ($205,000,000) to Eighty Million Dollars ($80,000,000).

Section 3.    Representations and Warranties. Each of the Credit Parties hereby represents and warrants that:

3.1    It has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby;

3.2    It has executed and delivered this Agreement and this Agreement constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by Debtor Relief Laws and subject to equitable principles.

3.3    As of the date hereof, (i) the representations and warranties in Article VI of the Credit Agreement are true and correct in all material respects, except (i) to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (ii) that for purposes hereof, the representations and warranties in subsections (a) and (b) of Section 6.05 shall be deemed to refer to the most recent annual audited and company-prepared quarterly financial statements furnished pursuant to Section 7.01(a) and (b); and

3.4    No Default or Event of Default exists immediately before, or will exist immediately after, giving effect to this Agreement and the establishment of the incremental commitments hereunder on a Pro Forma Basis (assuming for purposes hereof that the entire amount of the Commitments, including the incremental commitments established hereby, are fully drawn and funded).

Section 4.    Acknowledgment, Reaffirmation and Confirmation.

4.1    Each of the Guarantors acknowledges and consents to the terms and conditions of this Agreement, affirms its guaranty obligations under the Credit Agreement and other Credit Documents (including separate guaranty and indemnity agreements given), as amended and modified hereby, including the incremental loans and commitments established hereby. Nothing contained herein or in any related documents will operate to reduce or discharge any of the obligations of the Guarantors under the Credit Agreement and other Credit Documents (including separate guaranty and indemnity agreements given).

4.2    Each of the Credit Parties (i) reaffirms the Liens and security interests under the Collateral Documents and other Credit Documents, including, but not limited to, in particular the registered pledges established under Polish law; (ii) agrees that nothing contained herein or in any related documents will operate to impair or adversely affect the Liens and security interests thereunder as security for the Obligations under the Credit Agreement and the other Credit Documents (including separate guaranty and indemnity agreements given), as amended and modified hereby; and (iii) confirms that the establishment and provision of the Incremental Facilities was expressly contemplated by and within the general purview of the Credit Agreement and the other Credit Documents.

4.3    EFT Services Holding BV affirms all of its obligations under the parallel debt agreement dated 11 November, 2011.

Section 5.    Establishment of Incremental Commitments by the Lenders.

5.1    The Lenders providing incremental commitments hereunder (the “Incremental Commitment Lenders”) acknowledge and agree to an increase in their respective commitments as shown on Schedule 2.01, as revised and attached hereto.

5.2    Each of the Incremental Commitment Lenders that were not already Lenders under the Credit Agreement prior to giving effect to this Agreement hereby represents and warrants, and acknowledges and agrees that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby to become a Lender under the Credit Agreement and that the Credit Agreement constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, except to the extent that enforceability may be limited by Debtor Relief Laws and subject to equitable principles , (ii) it meets all of the requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the Modification Effective Date, it shall be bound by the terms of the Credit Agreement as a Lender with all of the rights and benefits and all of the obligations of a Lender thereunder with the loans and commitments shown, (iv) it has received a copy of the Credit Agreement, as modified and amended, together with copies of the most recent financial statements available under Section 7.01(a) and (b) thereunder and such other documents and such other information as it has deemed appropriate to make its own credit decision to enter into this Agreement, and based on such information, has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, it has duly completed and delivered to the Administrative Agent and the Borrowers all forms and documentation required.

Section 6.    Conditions Precedent. The effectiveness of this Agreement is subject to satisfaction of all of the following conditions precedent, each in form and substance satisfactory to the Administrative Agent and the Incremental Commitment Lenders:

6.1    Receipt by the Administrative Agent of fully executed copies of this Agreement and promissory notes for the Incremental Commitment Lenders.

6.2    Receipt of opinions of counsel for the Borrowers and for the Guarantors party hereto which are organized in the same jurisdiction as one of the Borrowers, including, among other things, organization and existence, due authorization, execution, delivery and enforceability of this Agreement.

6.3    Receipt of certificates of responsible officers or directors (as appropriate based on the applicable jurisdiction of organization) of the Borrowers and Guarantors hereunder (i) attaching copies of the Organization Documents certified by a secretary or assistant secretary to be true and correct as of the date hereof (or, if such Organization Documents have not been amended, modified or supplemented since such Organization Documents were delivered to the Administrative Agent in connection with the closing of the Credit Agreement, certifying that such Organization Documents have not been amended, modified or supplemented since such delivery and remain true, correct and complete and in full force and effect as of the date hereof), (ii) attaching copies of the resolutions of its board of directors or managers (or analogous governing body) approving and adopting the transactions contemplated by this Agreement, and authorizing the execution and delivery thereof (which in each case may be included in the resolutions approving the Credit Agreement and the transactions contemplated thereby), certified by a secretary or assistant secretary to be true and correct as of the date hereof; (iii) attaching an incumbency certification identifying the responsible officers that are authorized to execute this Agreement and related documents and to act on their behalf in connection with this Agreement and the Credit Documents, and (iv) in the certificate given by EWI, confirming that no Default or Event of Default shall exist immediately before or immediately after giving effect to this Agreement and the establishment of the incremental commitment hereunder and demonstrating compliance with the financial covenants after giving effect to this Agreement and the establishment of the incremental commitments hereunder on a Pro Forma Basis (assuming for purposes hereof that the entire amount of the commitments, including the incremental commitments established hereby, are fully drawn and funded)

6.4    Payment of fees owing in connection with this Agreement, including upfront fees payable to the Incremental Commitment Lenders and fees and expenses of counsel for the Administrative Agent and the Lenders.

For purposes of determining compliance with the conditions provided herein, each Incremental Commitment Lender shall be deemed to have consented to, approved or accepted, and to have been satisfied with, each document, delivery and other requirement hereunder, unless the Administrative Agent shall have received notice to the contrary prior to the effective date of this Agreement.

Section 7.    Break-Funding Indemnity. The Borrowers acknowledge that upon the effectiveness of this Agreement and the establishment of incremental commitments hereunder, the commitment percentages of the Lenders in the respective credit facilities will change and a break-funding event may occur as to existing Fixed Rate LIBOR Rate Loans thereunder entitling the Lenders to compensation under Section 3.05 of the Credit Agreement depending on circumstances. Further, in the event the Borrowers should submit a Borrowing notice for Fixed LIBOR Rate Loans in the credit facilities as to which the incremental commitments established hereby shall relate prior to the effective date of this Agreement and in anticipation of closing and funding on or after the effective date of this Agreement, the Borrowers acknowledge and agree that in the event this Agreement shall not have become effective by the date for the Borrowing in the notice, then the Lenders (including the Incremental Commitment Lenders) may be entitled to compensation under Section 3.05 of the Credit Agreement depending on circumstances for the entire amount of the requested Fixed LIBOR Rate Loans (including the portion, if any, that was to be made under the incremental commitments established hereby).

Section 8.    Full Force and Effect. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

Section 9.    Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including the reasonable fees and expenses of Moore & Van Allen, PLLC, and local counsel to the Administrative Agent in the various jurisdictions where the Credit Parties are located.

Section 10.    Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart. Delivery by any party hereto of an executed counterpart of this Agreement by facsimile shall be effective as such party's original executed counterpart.

Section 11.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York applicable to agreements made and to be performed entirely within such state; provided that the Administrative Agent and the Lenders shall retain all rights arising under federal law.

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COMMITMENT INCREASE AGREEMENT
EURONET WORLDWIDE, INC.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

DOMESTIC BORROWERS:            Euronet Worldwide, Inc.

By:    /s/ Jeffrey B. Newman
Name:    Jeffrey B. Newman
Title:    Executive Vice President

Continental Exchange Solutions, inc.

By:    /s/ Juan C. Bianchi
Name:    Juan C. Bianchi
Title:    Executive Vice President

RIA Envia, Inc.

By:    /s/ Juan C. Bianchi
Name:    Juan C. Bianchi
Title:    Executive Vice President

COMMITMENT INCREASE AGREEMENT
EURONET WORLDWIDE, INC.

DOMESTIC GUARANTORS:        Euronet Worldwide, Inc.

By:    /s/ Jeffrey B. Newman
Name:    Jeffrey B. Newman
Title:    Executive Vice President

Continental Exchange Solutions, inc.

By:    /s/ Juan C. Bianchi
Name:    Juan C. Bianchi
Title:    Executive Vice President

EURONET USA, INC.

By:    /s/ Jeffrey B. Newman
Name:    Jeffrey B. Newman
Title:    Executive Vice President

Payspot, Inc.

By:    /s/ Eric    Mettemeyer
Name:    Eric Mettemeyer
Title:    President

RIA Envia, Inc.

By:    /s/ Juan C. Bianchi
Name:    Juan C. Bianchi
Title:    Executive Vice President

COMMITMENT INCREASE AGREEMENT
EURONET WORLDWIDE, INC.

FOREIGN BORROWERS:            EFT Services Holding BV

By:    /s/ Andre Van Daatselaar
Name:     Andre Van Daatselaar
Title:     Director A

By:    /s/ Desmond Acosta
Name:     Desmond Acosta
Title:     Director B

Delta Euronet GmbH

By:    /s/ Rick Weller
Name:    Rick Weller
Title:    Executive Vice President

E-PAY Australia Holdings pty. ltd.
ABN 74 104 012 900

By:    /s/ Eric    Mettemeyer
Name:    Eric Mettemeyer
Title:    Attorney, authorized under Power of Attorney

e-Pay Holdings LTD

By:    /s/ Jeffrey B. Newman
Name:    Jeffrey B. Newman
Title:    Executive Vice President

RIA NETHERLANDS HOLDING B.V.

By:    /s/ Andre Van Daatselaar
Name:     Andre Van Daatselaar
Title:     Attorney, individually authorized under Power

COMMITMENT INCREASE AGREEMENT
EURONET WORLDWIDE, INC.

FOREIGN GUARANTORS:	E-PAY AUSTRALIA HOLDINGS PTY LTD ABN 74 104 012 900

By:    /s/ Eric    Mettemeyer
Name:    Eric Mettemeyer

E-PAY AUSTRALIA PTY LTD.
ABN 71 093 566 057
By:    /s/ Eric    Mettemeyer
Name:    Eric Mettemeyer

RIA FINANCIAL SERVICES AUSTRALIA PTY LTD ABN 43 114 423 782

By:    /s/ Simon Wilding
Name:    Simon Wilding
Title:    Attorney, authorized under Power of Attorney

RIA TELECOMMUNICATIONS OF CANADA INC.
By:    /s/ Medhi Mahdavi
Name:    Medhi Mahdavi
Title:    Chief Financial Officer

TRANSACT ELEKTRONISCHE ZAHLUNGSSYTEME GMBH

By:    /s/ Dr. Markus Landrock
Name:    Dr. Markus Landrock
Title: Managing Director

COMMITMENT INCREASE AGREEMENT
EURONET WORLDWIDE, INC.

RIA ENVIA FINANCIAL SERVICES GMBH

By:    /s/ Susanne Barofke
Name:    Susanne Barofke
Title:    Managing Director

CADOOZ HOLDING GMBH

By:    /s/ Florian Welsch
Name:    Florian Welsch
Title:    Managing Director

CADOOZ REWARDS GMBH

By:    /s/ Andreas Mertens
Name:    Andreas Mertens
Title:    Managing Director

By:    /s/ Benjamin Stoffels
Name:    Benjamin Stoffels
Title:    Managing Director

CADOOZ AG

By:    /s/ Florian Welsch
Name:    Florian Welsch
Title:    Director

EURONET BANKTECHNIKAI SZOLGÁLTATÓ KORLÁTOLT FELELÕSSÉGÛ TÁRSASÁG

By:    /s/ Erika Schalkhammer
Name:    Erika Schalkhammer
Title:    Managing Director

COMMITMENT INCREASE AGREEMENT
EURONET WORLDWIDE, INC.

EURONET SERVICES KORLÁTOLT FELELÕSSÉGÛ TÁRSASÁG

By:    /s/ Bence Varady-Szabo
Name:    Bence Varady-Szabo
Title:    Managing Director

EURONET PAY & TRANSACTION SERVICES S.R.L.

By:    /s/ Jeffrey B. Newman
Name:    Jeffrey B. Newman
Title:    Executive Vice President

RIA ITALIA SRL

By:    /s/ Jeffrey B. Newman
Name:    Jeffrey B. Newman
Title:    Executive Vice President
:

RIA NETHERLANDS HOLDING B.V.

By:    /s/ Andre Van Daatselaar
Name:     Andre Van Daatselaar

EFT SERVICES HOLDING BV

By:    /s/ Andre Van Daatselaar
Name:     Andre Van Daatsclaar
Title:     Director A

By:    /s/ Desmond Alcosta
Name:     Desmond Alosta
Title:     Director B

COMMITMENT INCREASE AGREEMENT
EURONET WORLDWIDE, INC.

E-PAY NEW ZEALAND LIMITED

By:    /s/ Eric    Mettemeyer
Name:    Eric Mettemeyer
Title:    President
By:    /s/ Roger Smith
Name:    Roger Smith
Title:    Managing Director

EURONET POLSKA SP. Z.O.O. (formerly known as BANKOMAT 24/EURONET SP. Z.O.O.)

By:    /s/ Marek Szafirski
Name:    Markek Szafirski
Title:    President of the Board

EURONET TELERECARGA, S.L., SOCIEDAD UNIPERSONAL

By:    /s/ Jesus Sanchez Rios
Name:    Jesus Sanchez Rios
Title:    Director

EURONET BUSINESS HOLDINGS S.L.

By:    /s/ Jesus Sanchez Rios
Name:    Jesus Sanchez Rios
Title:    Director

DELTA EURONET GmbH

By:    /s/ Rick Weller
Name:    Rick Weller
Title:    Executive Vice President

COMMITMENT INCREASE AGREEMENT
EURONET WORLDWIDE, INC.

RIA SPAIN HOLDINGS, S.L.

By:    /s/ Sebastian Plubins
Name:    Sebastian Plubins
Title:    Director

RIA PAYMENT INSTITUTION EP, S.A.

By:    /s/ Sebastian Plubins
Name:    Sebastian Plubins
Title:    Director

E-PAY LIMITED

By:    /s/ David Hammond
Name:    David Hammond
Title:    Director

RIA Financial Services Limited

By:    /s/ Marcela Gonzalez
Name:    Marcela Gonzalez
Title:    Director

E-PAY HOLDINGS LIMITED

By:    /s/ David Hammond
Name:    David Hammond
Title:    Director

TELECOMNET, INC.

By:    /s/ Jeffrey B. Newman
Name:    Jeffrey B. Newman
Title:    Executive Vice President

COMMITMENT INCREASE AGREEMENT
EURONET WORLDWIDE, INC.

India Borrower:            Euronet services India PVT LTD.

By:    /s/ Jeffrey B. Newman
Name:    Jeffrey B. Newman
Title:    Executive Vice President

COMMITMENT INCREASE AGREEMENT
EURONET WORLDWIDE, INC.

Administrative Agent
(For MASTER REVOLVING
Loan OBLIGATIONS AND
TERM LOAN A):                BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By:    /s/ Fani Davidson
Name:    Fani Davidson
Title:    Assistant Vice President

COMMITMENT INCREASE AGREEMENT
EURONET WORLDWIDE, INC.

INCREMENTAL COMMITMENT

LENDERS:	REGIONS BANK, as an Incremental Commitment Lender

By:    /s/ John Holland
Name:    John Holland
Title:    Senior Vice President

FIFTH THIRD BANK,

By:    /s/ Stephen C. Watts
Name:    Stephen C. Watts
Title:    Vice President

BANK OF AMERICA, N.A,

By:    /s/ Jeffrey P. Yoakum
Name:    Jeffery P. Yoakum
Title:    Senior Vice President

U.S. BANK NATIONAL ASSOCIATION

By:    /s/ Magnus McDowell
Name:    Magnus McDowell
Title:    Vice President

BANK OF MONTREAL - LONDON BRANCH

By:    /s/ Anthony Ebdon
Name:    Anthony Ebdon
Title:    Director
By:    /s/ Lisa Rodriguez
Name:    Lisa Rodriguez
Title:    Director

COMMITMENT INCREASE AGREEMENT
EURONET WORLDWIDE, INC.

BMO HARRIS BANK N.A.

By:    /s/ Catherine Blaesing
Name:    Catherine Blaesing
Title:    Vice President

KEYBANK NATIONAL ASSOCIATION

By:    /s/ Robert W. Boswell
Name:    Robert W. Boswell
Title:    Senior Vice President

BOKF, NA (The Bank of KANSAS CiTY)

By:    /s/ Ryan W. Humphrey
Name:    Ryan W. Humphrey
Title:    Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:    /s/ Ariana Fahrney
Name:    Ariana Fahrney
Title:    Assistant Vice President

COMMITMENT INCREASE AGREEMENT
EURONET WORLDWIDE, INC.

Schedule 2.01	Master Revolving Commitments Before Giving Effect to Increase

Euronet Worldwide, Inc.	USD Revolving		European Revolving		Australian Revolving		Master Revolving
	Commitments	Percent	Commitments	Percent	Commitments	Percent	Commitments	Percent
Bank of America, N.A.	$50,000,000.00	18.87%	$50,000,000.00	19.42%	$50,000,000.00	20.62%	$50,000,000.00	18.87%
U.S. Bank National Association	46,000,000.00	17.36%	46,000,000.00	17.86%	46,000,000.00	18.97%	46,000,000.00	17.36%
BMO Harris Bank N.A.	38,500,000.00	14.53%					38,500,000.00	14.53%
Bank of Montreal - London			38,500,000.00	14.95%	38,500,000.00	15.88%
Wells Fargo Bank, N.A.	19,500,000.00	7.36%	19,500,000.00	7.57%	19,500,000.00	8.04%	19,500,000.00	7.36%
Compass Bank	38,500,000.00	14.53%	38,500,000.00	14.95%	38,500,000.00	15.88%	38,500,000.00	14.53%
KeyBank National Association	30,500,000.00	11.51%	30,500,000.00	11.84%	30,500,000.00	12.58%	30,500,000.00	11.51%
Regions Bank
Fifth Third Bank
Lloyds Bank	19,500,000.00	7.36%	19,500,000.00	7.57%	19,500,000.00	8.04%	19,500,000.00	7.36%
BOKF, NA (dba Bank of Kansas City)	15,000,000.00	5.66%	15,000,000.00	5.83%			15,000,000.00	5.66%
Citizens Bank & Trust Co.	7,500,000.00	2.83%					7,500,000.00	2.83%
	$265,000,000.00	100%	$257,500,000.00	100%	$242,500,000.00	100%	$265,000,000.00	100%

	Increase in Commitments under Master Revolving Commitments
	USD Revolving		European Revolving		Australian Revolving		Master Revolving
	Commitments	Percent	Commitments	Percent	Commitments	Percent	Commitments	Percent
Bank of America, N.A.	$17,500,000.00	14%	$17,500,000.00	14%	$17,500,000.00	14.29%	$17,500,000.00	14%
U.S. Bank National Association	5,000,000.00	4%	5,000,000.00	4%	5,000,000.00	4.08%	5,000,000.00	4%
BMO Harris Bank N.A.	10,000,000.00	8%					10,000,000.00	8%
Bank of Montreal - London			10,000,000.00	8%	10,000,000.00	8.16%
Wells Fargo Bank, N.A.	25,000,000.00	20%	25,000,000.00	20%	25,000,000.00	20.41%	25,000,000.00	20%
Compass Bank
KeyBank National Association	5,000,000.00	4%	5,000,000.00	4%	5,000,000.00	4.08%	5,000,000.00	4%
Regions Bank	35,000,000.00	28%	35,000,000.00	28%	35,000,000.00	28.57%	35,000,000.00	28%
Fifth Third Bank	25,000,000.00	20%	25,000,000.00	20%	25,000,000.00	20.41%	25,000,000.00	20%
Lloyds Bank
BOKF, NA (dba Bank of Kansas City)	2,500,000.00	2%	2,500,000.00	2%			2,500,000.00	2%
Citizens Bank & Trust Co.
	$125,000,000.00	100%	$125,000,000.00	100%	$122,500,000.00	100%	$125,000,000.00	100%

	Master Revolving Commitments After Giving Effect to Increase
	USD Revolving		European Revolving		Australian Revolving		Master Revolving
	Commitments	Percent	Commitments	Percent	Commitments	Percent	Commitments	Percent
Bank of America, N.A.	$67,500,000.00	17.31%	$67,500,000.00	17.65%	$67,500,000.00	18.49%	$67,500,000.00	17.31%
U.S. Bank National Association	51,000,000.00	13.08%	51,000,000.00	13.33%	51,000,000.00	13.97%	51,000,000.00	13.08%
BMO Harris Bank N.A.	48,500,000.00	12.44%	—		—		48,500,000.00	12.44%
Bank of Montreal - London	—		48,500,000.00	12.68%	48,500,000.00	13.29%	—
Wells Fargo Bank, N.A.	44,500,000.00	11.41%	44,500,000.00	11.63%	44,500,000.00	12.19%	44,500,000.00	11.41%
Compass Bank	38,500,000.00	9.87%	38,500,000.00	10.07%	38,500,000.00	10.55%	38,500,000.00	9.87%
KeyBank National Association	35,500,000.00	9.1%	35,500,000.00	9.28%	35,500,000.00	9.73%	35,500,000.00	9.1%
Regions Bank	35,000,000.00	8.97%	35,000,000.00	9.15%	35,000,000.00	9.59%	35,000,000.00	8.97%
Fifth Third Bank	25,000,000.00	6.41%	25,000,000.00	6.54%	25,000,000.00	6.85%	25,000,000.00	6.41%
Lloyds Bank	19,500,000.00	5%	19,500,000.00	5.1%	19,500,000.00	5.34%	19,500,000.00	5%
BOKF, NA (dba Bank of Kansas City)	17,500,000.00	4.49%	17,500,000.00	4.58%	—		17,500,000.00	4.49%
Citizens Bank & Trust Co.	7,500,000.00	1.92%	—		—		7,500,000.00	1.92%
	$390,000,000.00	100%	$382,500,000.00	100%	$365,000,000.00	100%	$390,000,000.00	100%

Schedule 2.01
Lenders and Commitments
Euronet - After Giving Effect to Establishment of Incremental Revolving Commitment Pursuant to Commitment Increase Agreement dated Oct 11, 2012

	USD Revolving		European Revolving		Australian Revolving		Master Revolving
	Commitments	Percent	Commitments	Percent	Commitments	Percent	Commitments	Percent
Bank of America, N.A.	$67,500,000.00	17.31%	$67,500,000.00	17.65%	$67,500,000.00	18.49%	$67,500,000.00	17.31%
U.S. Bank National Association	51,000,000.00	13.08%	51,000,000.00	13.33%	51,000,000.00	13.97%	$51,000,000.00	13.08%
BMO Harris Bank N.A.	48,500,000.00	12.44%					$48,500,000.00	12.44%
Bank of Montreal - London			48,500,000.00	12.68%	48,500,000.00	13.29%
Wells Fargo Bank, N.A.	44,500,000.00	11.41%	44,500,000.00	11.63%	44,500,000.00	12.19%	$44,500,000.00	11.41%
Compass Bank	38,500,000.00	9.87%	38,500,000.00	10.07%	38,500,000.00	10.55%	$38,500,000.00	9.87%
KeyBank National Association	35,500,000.00	9.1%	35,500,000.00	9.28%	35,500,000.00	9.73%	$35,500,000.00	9.1%
Regions Bank	35,000,000.00	8.97%	35,000,000.00	9.15%	35,000,000.00	9.59%	$35,000,000.00	8.97%
Fifth Third Bank	25,000,000.00	6.41%	25,000,000.00	6.54%	25,000,000.00	6.85%	$25,000,000.00	6.41%
Lloyds Bank	19,500,000.00	5%	19,500,000.00	5.1%	19,500,000.00	5.34%	$19,500,000.00	5%
BOKF, NA (dba Bank of Kansas City)	17,500,000.00	4.49%	17,500,000.00	4.58%			$17,500,000.00	4.49%
Citizens Bank & Trust Co.	7,500,000.00	1.92%					$7,500,000.00	1.92%
	$390,000,000.00	100%	$382,500,000.00	100%	$365,000,000.00	100%	$390,000,000.00	100%

			Original Principal		Principal Amount of
	India Revolving		Amount of		Term Loan A
	Commitments	Percent	Term Loan A	Percent	as of Oct 11, 2012	Percent
Bank of America, N.A.	$10,000,000.00	100%	$15,000,000.00	18.75%	—	18.75%
U.S. Bank National Association			14,000,000.00	17.5%	—	17.5%
BMO Harris Bank N.A.			11,500,000.00	14.38%	—	14.38%
Bank of Montreal - London
Wells Fargo Bank, N.A.			5,500,000.00	6.88%	—	6.88%
Compass Bank			11,500,000.00	14.38%	—	14.38%
KeyBank National Association			9,500,000.00	11.88%	—	11.88%
Regions Bank
Fifth Third Bank
Lloyds Bank			5,500,000.00	6.88%	—	6.88%
BOKF, NA (dba Bank of Kansas City)			5,000,000.00	6.25%	—	6.25%
Citizens Bank & Trust Co.			2,500,000.00	3.13%	—	3.13%
	$10,000,000.00	100%	$80,000,000.00	100%	$76,000,000.00	100%